UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2020 (June 8, 2020)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

6862 Elm Street, Suite 320

McLean, VA 22101

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AI	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AI PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AI PrC	NYSE
6.625% Senior Notes due 2023	AIW	NYSE
6.75% Senior Notes due 2025	AIC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders on June 8, 2020 (the “Annual Meeting”).  At the Annual Meeting, the shareholders voted on (i) the election of Daniel E. Berce, David W. Faeder, Melinda H. McClure, Ralph S. Michael, III, Anthony P. Nader, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the Company’s 2021 annual meeting of shareholders, (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, and (iii) a proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation.  The shareholders elected all six nominees for director, approved the ratification of the appointment of PricewaterhouseCoopers LLP and approved, on an advisory basis, the Company’s executive compensation.

The final voting results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Daniel E. Berce	15,775,943	2,009,539	299,393	12,442,999
David W. Faeder	16,206,911	1,590,818	287,146	12,442,999
Melinda H. McClure	16,305,410	1,498,034	281,431	12,442,999
Ralph S. Michael, III	16,483,109	1,295,416	306,350	12,442,999
Anthony P. Nader, III	16,207,669	1,595,184	282,022	12,442,999
J. Rock Tonkel, Jr.	16,660,925	1,121,072	302,878	12,442,999

Proposal No. 2 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
28,735,724	1,314,447	477,703	*
*	No broker non-votes arose in connection with Proposal No. 2, due to the fact that the matter was considered “routine” under NYSE rules.

Proposal No. 3 — Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
13,350,697	4,267,330	466,848	12,442,999

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: June 9, 2020	By:	/s/ D. Scott Parish
	Name:	D. Scott Parish
	Title:	Senior Vice President, Chief Administrative Officer and Corporate Secretary